Exhibit 99.1

EQUITY BANCSHARES, INC.
PRESS RELEASE	9/2/25

Equity Bancshares, Inc. Enters Nebraska, Acquires Frontier Holdings, LLC

Company also announces bond portfolio repositioning to enhance earnings profile

WICHITA, Kan., September 2, 2025 (BUSINESSWIRE) – Equity Bancshares, Inc. (NYSE: EQBK), (“Equity”, “the Company,” “we,” “us,” “our”), the Wichita-based holding company of Equity Bank, announced today it has entered into a definitive merger agreement with Frontier Holdings, LLC (“Frontier”), the parent company of Frontier Bank in Omaha, Nebraska, adding seven locations to Equity’s franchise and marking Equity’s entrance into Nebraska.

“We are excited to welcome Frontier Bank into the Equity family as we expand into Nebraska,” said Brad S. Elliott, Chairman and CEO of Equity. “Frontier has built a strong reputation for serving its communities with integrity and personal service, values that align perfectly with ours. This acquisition allows us to expand our regional presence while continuing our commitment to relationship banking, local leadership, and delivering the resources of a larger institution with the heart of a community bank.”

“Partnering with Equity Bank positions us for long-term growth and strength in Nebraska,” said David E. Rogers, Frontier Executive Chairman of the Board. “Equity’s resources and scale, combined with our deep community relationships, create a powerful platform for expansion and innovation. Together, we can deliver greater opportunities for our customers, invest in our markets, and continue building on the legacy our team has established.”

Under the terms of the merger agreement, which was unanimously approved by the Boards of Directors of both companies, Frontier will receive approximately 75% of the merger consideration in EQBK stock and the balance in cash. Subject to receipt of customary regulatory and member approvals and closing conditions, the merger is expected to close in the fourth quarter of 2025. Following completion, Frontier Bank will merge with and into Equity Bank.

“Joining with Equity Bank allows us to enhance the way we serve our customers and communities by providing access to advanced technology, increased lending capacity, and the strength of a larger organization,” said Doug R. Ayer, President of Frontier Bank. “Just as important, our institutions share a common philosophy of community-focused lending, ensuring that our customers will continue to receive the same level of personal service, now supported by greater resources.”

Established in 1937, Frontier Bank currently operates seven Nebraska locations, with two in Lincoln and one each in Falls City, Madison, Norfolk, Omaha, and Pender. As of June 30, 2025, Frontier Bank had $1.4 billion in total assets, including $1.3 billion in loans and $1.1 billion in deposits.

Following its completion of its merger with NBC Oklahoma in July, Equity reported $6.4 billion in proforma consolidated assets. Adding seven Frontier locations, proforma will now comprise $7.9 billion in total assets.

The transaction is expected to be approximately 7.7% or $0.34 accretive to Equity’s 2026 earnings per share, excluding the impact of one-time transaction expenses. Estimated tangible book value per share dilution to Equity is expected to be earned back in less than three years.

The combination with Frontier brings Equity’s total strategic transactions to 26 since the Company’s founding in 2002, including 14 whole-bank acquisitions since the Company’s initial public offering in 2015.

Equity Bancshares, Inc. was advised by Stephens Inc. and received a fairness opinion from Janney Montgomery Scott LLC. Norton Rose Fulbright US LLP served as legal counsel to Equity.

Frontier was advised by D.A. Davidson & Co. Fenimore Kay Harrison LLP served as legal counsel to Frontier.

EQUITY BANCSHARES, INC.
PRESS RELEASE	9/2/25

Market Expansion

This year, Equity is also opening a loan production office in West Des Moines, Iowa, led by Regional President and 35+ year banker, Jan Olson. This brings the Company’s operating footprint to six states.

“Reaching six states is a milestone that reflects our team’s strategic decision-making and the trust of our customers,” said Equity Bank CEO, Rick Sems. “Equity Bank will continue to seek smart opportunities that align with our vision and values to expand our footprint and bring community banking to even more people.”

Bond Portfolio Repositioning

Equity also announced the sale of approximately $358.8 million of available-for-sale investment securities, generating an estimated after-tax loss of approximately $31.6 million. The transaction will be neutral to tangible common equity while improving balance sheet efficiency. The securities sold are comprised primarily of treasury, agency, and mortgage-backed securities with a weighted average yield of 2.18%. The proceeds from the transaction will be re-deployed in cash, investment, and loan assets with an expected yield in excess of 4.75%. Equity anticipates the repositioning will contribute additional, annual interest income of approximately $7.4 million, producing estimated earnings per share accretion of $0.27 in 2026.

“We remain focused on delivering value to our shareholders through consistent performance, while upholding strong credit quality and prudent risk management as the foundation of our business,” said Mr. Elliott. “Looking ahead, we will continue to evaluate opportunities like those we are announcing today that align with our strategy and create sustainable value.”

Conference Call and Webcast

Equity’s Chairman and CEO Brad Elliott, David Rogers, Executive Chairman of Frontier Bank, Doug Ayer, President and CEO of Frontier Bank, Equity Bank CEO Rick Sems, and Equity CFO Chris Navratil will hold a conference call and webcast to discuss the merger with Frontier on September 2, 2025, at 10 a.m. eastern time; 9 a.m. central time.

Those wishing to participate in the conference call should call the applicable number below and reference the EQBK Conference Call (Conference ID: 250522):

United States (Local): +1 646 844 6383

United States (Toll-Free): +1 833 470 1428

Global Dial-In Numbers

Access Code: 250522

To eliminate wait times, conference call participants may pre-register using this registration link. After registering, a confirmation with access details will be sent via email.

A replay of the call and webcast will be available two hours following the close of the call until September 9, 2025, accessible at investor.equitybank.com. Webcast URL: https://events.q4inc.com/attendee/276354725

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the New York Stock Exchange under the symbol “EQBK.” Learn more at www.equitybank.com.

EQUITY BANCSHARES, INC.
PRESS RELEASE	9/2/25

About Frontier Holdings, LLC

Frontier Holdings, LLC is the parent company of Frontier Bank. Founded in 1937, Frontier Bank is headquartered in Omaha, Nebraska and operates seven locations in the state.

Important Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, Equity intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Equity common stock to be issued to the members of Frontier. The registration statement will include a proxy statement/prospectus, which will be sent to the members of Frontier seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EQUITY, FRONTIER AND THE PROPOSED TRANSACTION.

The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. In addition, the following factors, among others, related to the transaction between Equity and Frontier, could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where companies do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination could have an adverse effect the parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the combination may be more difficult, time-consuming or expensive than anticipated; and other factors that may affect future results of Equity.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2025, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current

EQUITY BANCSHARES, INC.
PRESS RELEASE	9/2/25

Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Media Contact:

Russell Colburn

Public Relations & Communications Manager

Equity Bancshares, Inc.

(913) 583-8011

rcolburn@equitybank.com

Investor Contact:

Brian Katzfey

VP, Director of Corporate Development and Investor Relations

Equity Bancshares, Inc.

(316) 858-3128

bkatzfey@equitybank.com